UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 1, 2022

WEDOTALK INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55973	83-0610554
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

House 1E1, Zhuoyue Weigang North

Nanshan District, Shenzhen, P.R. China 518000

 (Address of principal executive offices, zip code)

(+86) 138-2887-0006

(Registrant’s telephone number, including area code)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 1, 2022, Shentang International, Inc. (the “Company”) filed Articles of Merger with the Secretary of State of Nevada to effectuate a merger between the Company and the Company’s newly formed, wholly owned subsidiary, WedoTalk Merger Sub, Inc. (the “Merger Sub”). According to the Articles of Merger, effective March 1, 2022, the Merger Sub merged with and into the Company with the Company continuing as the surviving entity (the “Merger”).

As permitted by Chapter 92A.180 of Nevada Revised Statutes, the sole purpose of the Merger was to effect a change of the Company's name. Upon the effectiveness of the filing of the Articles of Merger with the Secretary of State of Nevada, which is March 1, 2022, the Company’s Amended and Restated Articles of Incorporation were deemed amended to reflect the change in the Company’s corporate name from Shentang International, Inc. to WedoTalk Inc. (the “Name Change”). The Company also amended and restated its bylaws to be effective on March 1, 2022 to reflect the Name Change.

On December 14, 2021, the Company submitted an Issuer Company-Related Action Notification to FINRA regarding the Name Change. FINRA has not yet declared an effective date for the Name Change. Pending FINRA approval, the Company’s common stock will continue to trade on the OTC Pink Markets under the symbol “SHNL”.

Copies of the Articles of Merger filed with the Secretary of State of Nevada and the Amended and Restated Bylaws are attached hereto as Exhibits 2.1 and 3.1, respectively, and are incorporated herein by reference. The only change to the Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws is the change of the Company’s corporate name from Shentang International, Inc. to WedoTalk Inc. in each document.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Articles of Merger filed with the Secretary of State of Nevada on March 1, 2022
3.1	Amended and Restated Bylaws of the registrant
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WedoTalk Inc.

Dated: March 4, 2022	By:	/s/ Lei Xu
	Name:	Lei Xu
	Title:	President, Treasurer and Secretary

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